UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2015

Carter Validus Mission Critical REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 22, 2015, Carter Validus Operating Partnership II, LP (“CVOP II”), the operating partnership of Carter Validus Mission Critical REIT II, Inc. (the “Company”), and certain of the Company’s subsidiaries amended certain agreements related to the Company’s credit facility (the “KeyBank Credit Facility”) to add Woodforest National Bank, USAmeribank and Renasant Bank as lenders and to increase the maximum commitments available under the KeyBank Credit Facility from $180,000,000 to an aggregate of up to $265,000,000, consisting of a $240,000,000 revolving line of credit, with a maturity date of December 22, 2018, subject to CVOP II’s right for one, 12-month extension period, and a $25,000,000 term loan, with a maturity date of December 22, 2019, subject to CVOP II’s right for one, 12-month extension period (the “KeyBank Credit Facility Amendment”). Subject to certain conditions, the KeyBank Credit Facility can be increased to $550,000,000.

In connection with the amendment, the annual interest rate payable under the KeyBank Credit Facility was decreased to, at CVOP II’s option, either (a) the London Interbank Offered Rate, plus an applicable margin ranging from 1.75% to 2.65% (the margin rate was previously set at a range from 1.75% to 2.75%), which is determined based on the overall leverage of CVOP II; or (b) a base rate, which means, for any day, a fluctuating rate per annum equal to the prime rate for such day, plus an applicable margin ranging from 0.75% to 1.65% (the margin rate was previously set at a range from 0.75% to 1.75%), which is determined based on the overall leverage of CVOP II. In addition to interest, CVOP II is required to pay a fee on the unused portion of the lenders’ commitments under the KeyBank Credit Facility agreement (the “Unused Fee”) at a per annum rate equal to 0.30% if the average daily amount outstanding under the KeyBank Credit Facility is less than 50% of the lenders’ commitments or 0.20% if the average daily amount outstanding under the KeyBank Credit Facility is greater than 50% of the lenders’ commitments. The Unused Fee is payable quarterly in arrears.

The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value, debt yield and debt service coverage ratios contained in the KeyBank Credit Facility agreement. The amount of credit available under the KeyBank Credit Facility will be a maximum principal amount of the value of the assets that are included in the pool availability. Except as set forth in this Current Report on Form 8-K, the material terms of the KeyBank Credit Facility remain unchanged from those reported in the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2014, which is incorporated herein by reference.

On December 22, 2015, in connection with the amendment described above and the Company’s acquisition of a real estate portfolio consisting of two properties, CVOP II, through a wholly-owned subsidiary guarantor, added the properties to the pool availability of the KeyBank Credit Facility, which increased CVOP II’s pool availability by $20,364,000. As of December 28, 2015, the total pool availability under the KeyBank Credit Facility was approximately $205,372,000 and the remaining aggregate pool availability was approximately $115,372,000.

The material terms of the agreements discussed above are not complete and are qualified in their entirety by the KeyBank Credit Facility Amendment, Contribution Agreement, Unconditional Guaranty of Payment and Performance, Revolving Loan Notes and Term Loan Notes attached hereto as Exhibits 10.1 through 10.22 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Second Amended and Restated Credit Agreement by and among Carter Validus Operating Partnership II, LP, as Borrower, KeyBank National Association, the other lenders which are parties to this agreement and other lenders that may become parties to this agreement, KeyBank National Association, as Agent, and SunTrust Bank, as Syndication Agent and KeyBanc Capital Markets, Inc. and SunTrust Robinson Humphrey, Inc., as Joint Lead Arrangers and Joint Book Runners and Capital One, National Association and Texas Capital Bank, N.A., as Co-Documentation Agents, dated December 22, 2015.

10.2	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to KeyBank National Association, the Payee, dated December 22, 2015.

10.3	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to SunTrust Bank, the Payee, dated December 22, 2015.

10.4	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Capital One, National Association, the Payee, dated December 22, 2015.

10.5	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Texas Capital Bank, N.A., the Payee, dated December 22, 2015.

10.6	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Cadence Bank, N.A., the Payee, dated December 22, 2015.

10.7	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Synovus Bank, the Payee, dated December 22, 2015.

10.8	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Woodforest National Bank, the Payee, dated December 22, 2015.

10.9	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to Renasant Bank, the Payee, dated December 22, 2015.

10.10	Amended and Restated Revolving Credit Note from Carter Validus Operating Partnership II, LP, the Maker, to USAmeribank, the Payee, dated December 22, 2015.

10.11	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to KeyBank National Association, the Payee, dated December 22, 2015.

10.12	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to SunTrust Bank, the Payee, dated December 22, 2015.

10.13	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to Capital One, National Association, the Payee, dated December 22, 2015.

10.14	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to Texas Capital Bank, N.A., the Payee, dated December 22, 2015.

10.15	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to Cadence Bank, N.A., the Payee, dated December 22, 2015.

10.16	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to Synovus Bank, the Payee, dated December 22, 2015.

10.17	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to Woodforest National Bank, the Payee, dated December 22, 2015.

10.18	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to Renasant Bank, the Payee, dated December 22, 2015.

10.19	Term Loan Note from Carter Validus Operating Partnership II, LP, the Maker, to USAmeribank, the Payee, dated December 22, 2015.

10.20	Second Amended and Restated Contribution Agreement by and among Carter Validus Operating Partnership II, LP, the Borrower, Carter Validus Mission Critical REIT II, Inc. and its Subsidiary Guarantors, collectively the Initial Guarantors, and each additional guarantor that may hereafter become a party to this agreement, dated December 22, 2015.

10.21	Second Amended and Restated Unconditional Guaranty of Payment and Performance from Carter Validus Mission Critical REIT II, Inc., et al for the benefit of KeyBank National Association dated December 22, 2015.

10.22	Amendment to Collateral Assignment of Interests by Carter Validus Operating Partnership II, LP, the Assignor, to KeyBank National Association, as Agent, dated December 22, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT II, Inc.

Dated: December 28, 2015	By:	/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer